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                                                  EXHIBIT 24

                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation., a New York corporation (the "Corporation"), hereby constitutes and appoints Gary C. Wendt, Denis J. Nayden, James A. Parke, Jeffrey S. Werner and Nancy E. Barton, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to $5,000,000,000 aggregate principal amount of the Corporation's Variable Denomination Floating Rate Demand Notes, and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

      This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 22nd day of July, 1998.


/S/ Gary C. Wendt                 /S/ Dennis J Nayden
_____________________             _______________________
Gary C. Wendt                     Denis J. Nayden
Chairman of the Board,            President,
and Director                      Chief Operating Officer
  and Chief Executive Officer
  (Principal Executive Officer)

/S/ James A. Parke                /S/ Joan C. Amble
________________________          _______________________
James A. Parke                    Joan C. Amble
Senior   Vice   President,        Vice   President
Finance and Director              and Controller
(Principal Financial Officer) (Principal Financial Officer)

/S/ Jeffrey S. Werner             /S/ Nigel D.T. Andrews
________________________          _______________________
Jeffrey S. Werner                 Nigel D.T. Andrews
Senior Vice President-            Director
 Corporate Treasury and
 Global Funding Operation

/S/ Nancy E. Barton               /S/ James R. Bunt
_________________________         ________________________
Nancy E. Barton                   James R. Bunt
Director                          Director
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/S/ David M. Cote                 /S/ Dennis D. Dammerman
________________________          ________________________
David M. Cote                     Dennis D. Dammerman
Director                          Director

/S/ Paolo Fresco               /S/ Benjamin W. Heineman, Jr.
________________________          ________________________
Paolo Fresco                      Benjamin W. Heineman, Jr.
Director                          Director

/S/ Jeffrey R. Immelt             /S/ W. James McNerney, Jr.
________________________          ________________________
Jeffrey R. Immelt                 W. James McNerney, Jr.
Director                          Director

/S/ John H. Myers                 /S/ Robert L. Nardelli
________________________          ________________________
John H. Myers                     Robert L. Nardelli
Director                          Director

/S/ Michael A. Neal               /S/ John M. Samuels
________________________          ________________________
Michael A. Neal                   John M. Samuels
Director                          Director

/S/ Edward D. Stewart             /S/ John F. Welch, Jr.
________________________          ________________________
Edward D. Stewart                 John F. Welch, Jr.
Director                          Director